EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., a Maryland corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD S. DAVIS

Richard S. Davis
Senior Vice President and Chief Financial Officer
Arden Realty, Inc.

Dated: March 11, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238, and is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION OF CHIEF OPERATING OFFICER

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., a Maryland corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ VICTOR J. COLEMAN

Victor J. Coleman
President and Chief Operating Officer
Arden Realty, Inc.

Dated: March 11, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238, and is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION OF EXECUTIVE VICE PRESIDENT

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., a Maryland corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANDREW J. SOBEL

Andrew J. Sobel
Executive Vice President — Strategic
Planning and Operations
Arden Realty, Inc.

Dated: March 11, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238, and is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION OF SENIOR VICE PRESIDENT

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., a Maryland corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended;

and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT C. PEDDICORD

Robert C. Peddicord
Senior Vice President — Leasing and Operations
Arden Realty, Inc.

Dated: March 11, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238, and is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

CERTIFICATION OF GENERAL COUNSEL

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., a Maryland corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID A. SWARTZ

David A. Swartz
General Counsel and Secretary
Arden Realty, Inc.

Dated: March 11, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238, and is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.